EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hemp Naturals, Inc. (together, the "Registrant") on Form 10-Q for the period 05/31/2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maryna Bleier, Secretary of Hemp Naturals, Inc. certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Hemp Naturals, Inc
a Delaware corporation

/s
Maryna Bleier
Secretary
 Date: June 22, 2017